UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 9, 2008

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52964	35-2293957
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

607 Lakeside Drive, Southampton, Pennsylvania		18966
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(215) 364-4059

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

            On July 10, 2008, Quaint Oak Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend by the Board of Directors on July 9, 2008.  The dividend is payable on August 12, 2008 to shareholders of record as of July 23, 2008.

            For additional information, reference is made to the Company's press release dated July 10, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01        Financial Statements and Exhibits

(a)                Not applicable.

(b)               Not applicable.

(c)                Not applicable.

(d)               Exhibits

            The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated July 10, 2008

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: July 10, 2008	By:	/s/ Robert T. Strong
Robert T. Strong
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release dated July 10, 2008